EXHIBIT 24                      POWER OF ATTORNEY

         Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this                  day of                 , 2000.

                                         /s/ John W. Rollins, Director
                                         ---------------------------------------
                                         John W. Rollins, Director

Witness:

/s/ Cindy Arfaw
-------------------------------------

EXHIBIT 24        POWER OF ATTORNEY

         Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this day of , 2000.

                                         /s/ Gary W. Rollins
                                         ---------------------------------------
                                         Gary W. Rollins, Director

Witness:



-------------------------------------

EXHIBIT 24                      POWER OF ATTORNEY

         Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this                  day of                 , 2000.

                                         /s/ Wilton Looney
                                         ---------------------------------------
                                         Wilton Looney, Director

Witness:




-------------------------------------

EXHIBIT 24                      POWER OF ATTORNEY

         Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this                  day of                 , 2000.

                                         /s/ James B. Williams
                                         ---------------------------------------
                                         James B. Williams, Director

Witness:




/s/ Louise Holliner
-------------------------------------

EXHIBIT 24                      POWER OF ATTORNEY

         Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this                  day of                 , 2000.

                                         /s/ Henry B. Tippie
                                         ---------------------------------------
                                         Henry B. Tippie, Director

Witness:




/s/ Terri L.Whetstori
-------------------------------------

EXHIBIT 24                     POWER OF ATTORNEY

         Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the
capacities indicated, as of this                  day of                 , 2000.

                                         /s/ James A. Lane, Jr.
                                         ---------------------------------------
                                         James A. Lane, Jr., Director

Witness:


/s/ Bittina Lynn Griffin
-------------------------------------